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                                                                    Exhibit 10.8

GROUND LEASE, dated as of May 31, 1980, ("this Lease"), between LAND O'LAKES, INC., a Minnesota corporation (herein, together with its successor and assigns, called "Lessor") having an address at 614 McKinley Place, Minneapolis, Minnesota 55413, and ARDEN HILLS ASSOCIATES, a Minnesota limited partnership, (herein, together with its successors and assigns, called "Lessee") having an address at 4162 IDS Center, Minneapolis, Minnesota 55402.

1.   CERTAIN DEFINITIONS

     (a) The term "Development Agreement" means that certain Development Agreement of even date herewith between Land O'Lakes, Inc. and Arden Hills Associates. Unless otherwise specifically defined herein, capitalized terms used in this Lease shall have the respective meanings ascribed to them in the Development Agreement.

     (b) The term "Improvements" shall have the meaning ascribed to it in the Development Agreement.

     (c) The term "Lessee" means, the lessee in possession under this Lease and shall include any successor assignee of Lessee's interest in this Lease.

     (d) The term "Lessee's Estate" means, all the right, title and interest of Lessee in the Leased Premises, as defined in Paragraph 2(a).

     (e) The term "Lessor's Estate" means, all the right, title and interest of Lessor in the Leased Premises.

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     (f)  The term "Mortgage" means the mortgage from Lessee to Bankers Life
Company or its assigns creating a first lien on the Lessee's Estate and the Improvements.

     (g) The term "Mortgagee" means the mortgagee or a beneficiary under the Mortgage.

     (h) The term "Project" means the Leased Premises and the Improvements, collectively.

     (i) The term "LOL Sublease" means the lease of the Improvements and sublease of the Leased Premises to LAND O'LAKES, INC. to be executed contemporaneously herewith as the "Operating Lease".

     (j)  The term "LOL Sublessee" means the lessee under the LOL Sublease.

     (k) The term "Sublease" means any lease of the Improvements and sublease of the Leased Premises other than the LOL Sublease.

     (l)  The term "Sublessee" means any lessee under a Sublease.

     (m) The term "Note" means the promissory note, the repayment of which is secured by the Mortgage.

2.   DEMISE OF PREMISES

     (a) In consideration of the rents and covenants herein stipulated to be paid and performed and upon the terms and


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conditions hereinafter specified, Lessor hereby demises and lets to Lessee, for the term hereinafter described, the premises (such premises hereafter denoted the "Leased Premises") consisting of

          (i)  the parcel of land described in Schedule A-1 hereto, and

          (ii) all easements, rights and appurtenances relating to such parcel, but not including the Improvements.

     (b) Lessee shall improve the Leased Premises through the construction of the Improvements, which shall be completed in accordance with the Plans and Specifications as the same may be amended by Lessor as provided in Paragraph
3.01 of the Development Agreement. Such Improvements shall be completed in a good and workmanlike manner, and shall be completed expeditiously in compliance with all laws, ordinances, orders, rules, regulations and requirements applicable thereto. All work done in connection with such Improvements shall comply with the requirements of any insurance policy required to be maintained by Lessee hereunder. Lessee shall promptly pay all costs and expenses of such Improvements, shall discharge all liens (including the Mortgage but only to the extent of the lessor's portion of the "Debt Service" [as defined in Paragraph 13(b) of the LOL Sublease] during the first three years of the Primary Term thereof, and the Basic Rent received from the lessee under the LOL Sublease or any other Sublease) filed against the Leased Premises arising out of the same and shall procure and pay for all permits and licenses required in connection with such Improvements. Lessee shall deliver to Lessor immediately after substantial completion of such construction a Certificate duly executed on behalf of Lessee to the effect that


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          (i)   such construction has been completed in a manner satisfactory to it; and

          (ii) all building permits and certificates of occupancy, if any are required, have been obtained and that all applicable zoning and use laws, ordinances, regulations and agreements permit the use of the Project, for the purposes contemplated.

3.   TITLE AND CONDITION

The Leased Premises are demised and let subject to
          (i) the rights of any parties in possession thereof and the existing state of the title thereof as of the commencement of the term of this Lease,

          (ii) any state of facts which an accurate survey or physical inspection thereof might show, and

          (iii) all zoning regulations, restrictions, rules and ordinances, building restrictions and other laws and regulations now in effect or hereafter adopted by any governmental authority having jurisdiction over the Property.

4.   USE OF PROPERTY; QUIET ENJOYMENT

     (a)  Lessee may occupy and use the Project for any lawful purpose.

     (b) If, and so long as, Lessee shall observe and perform all covenants, agreements and obligations required to be observed and performed by it hereunder, Lessor warrants peaceful and quiet


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occupation and enjoyment of the Loaded Premises by Lessee; however, Lessor and its agents may enter upon and inspect the Leased Premises at reasonable times.

5.   TERM

     Subject to the other terms, covenants, agreements and conditions contained herein, Lessee shall have and hold the Leased Premises for a term which shall commence and expire on the dates set forth in Schedule B hereto, subject to extension as therein provided.

6.   RENT

     (a) Lessee covenants to pay to Lessor, as rent for the Leased Premises during the term of this Lease, the respective amounts set forth in Schedule B hereto (herein called the "Basic Rent") on the dates set forth in Schedule B (herein called the "Basic Rent Payment Dates") in lawful money of the United States of America at Lessor's address set forth above or at such other place or to such other person as Lessor from time to time may designate by notice.

     (b) Notwithstanding anything to the contrary herein or in Schedule B, if an Event of Default under the LOL Sublease (as defined in Paragraph 19 thereof) shall have occurred and be continuing, the Basic Rent payable under this Lease shall be reduced, as of the date of such Event of Default, to $1.00 per annum, payable in arrears on each succeeding anniversary of the date of such Event of Default. Upon cure of such Event of Default satisfactory to the LOL Sublessor and the Mortgagee, the payment of Basic Rent hereunder shall resume in accordance with

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Schedule A. If the LOL Sublease is terminated by reason of a failure to cure such Event of Default, Basic Rent payable hereunder shall remain at $1.00 per annum for the remainder of the term of this Lease.

     (c) Lessee covenants to pay and discharge, when the same shall become due, as additional rent, all other amounts, liabilities and obligations which Lessee assumes or agrees to pay or discharge pursuant to this Lease, together with every fine, penalty, interest and cost which may be added for non-payment or late payment thereof and, in the event of any failure by Lessee to pay or discharge any of the foregoing, Lessor shall have all rights, powers and remedies provided herein, by law or otherwise in the case of non-payment of the Basic Rent (provided, however, that amounts payable as liquidated damages pursuant to Paragraph 17 shall not constitute additional rent).

7.   NET LEASE; NON TERMINABILITY

     This Lease is a net lease, and, except as otherwise expressly provided herein, any present or future law to the contrary notwithstanding, Lessee shall not be entitled to any abatement, reduction, set-off, counterclaim, defense or deduction with respect to any Basic Rent, additional rent or other sum payable hereunder, nor shall the obligations of Lessee hereunder be affected, except as otherwise expressly provided herein, by reason of: any damage to or destruction of the Leased Premises; any taking of the Leased Premises or any part thereof by condemnation or otherwise; any prohibition, limitation, restriction or prevention of Lessee's use, occupancy or enjoyment of the Leased Premises, or any interference with such use, occupancy or enjoyment by any person; any eviction by paramount

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title or otherwise, any default by Lessor hereunder or under any other agreement, the impossibility of illegality of performance by Lessor, Lessee or both; any action of any governmental authority; or any other cause whether similar or dissimilar to the foregoing. The parties intend that the obligations of Lessee hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

8.   TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW

     (a) Lessee shall pay: (i) all taxes, assessments, levies, fees, water and sewer rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time payable, imposed or levied upon or assessed during the term hereof, against
(A) the Project, (B) any Basic Rent, additional rent or other sum payable hereunder or (C) this Lease or the leasehold estate created hereby or which arises in respect of the operation, possession or use of the Project; (ii) all gross receipts or similar taxes imposed or levied upon, assessed against or measured by any Basic Rent, additional rent or other sum payable hereunder;
(iii) all sales, use and similar taxes at any time levied, assessed or payable on account of the acquisition, construction, leasing or use of the Project; and
(iv) all charges for utilities serving the Project. Lessee shall not be required to pay any franchise, estate, inheritance, transfer, income or similar tax of Lessor (other than any tax referred to in clause (ii) above). Lessee will furnish to Lessor, promptly after demand therefor, proof of payment of all items referred to above which are payable by Lessee. If any such assessment may legally be paid

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in installments, Lessee may pay such assessment in installments; in such event,
Lessee shall be liable only for installments which become due and payable during the term hereof.

     (b) Lessee shall comply with and cause the Project to comply with all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Project or the use or alteration thereof, whether now or hereafter enacted and in force, including any which may (i) require repairs, modifications or alterations in or to the Improvements or (ii) in any way limit the use and enjoyment thereof, and all permits, licenses and authorizations and regulations relating thereto and covenants, agreements, restrictions and encumbrances contained in any instrument, either of record or known to Lessee, at the time in force affecting the Project, not including, however, the covenants contained in the Mortgage, or covenants made or entered into by Lessor after the execution of this Lease, unless otherwise specifically required pursuant to the terms of this Lease (collectively the "Legal Requirements").

     (c) Lessee shall comply with and cause the Project to comply with the terms of any insurance policy covering or applicable to the Project which Lessee is required to maintain pursuant to this Lease and all requirements of the issuer of any such policy (collectively, the "Insurance Requirements").

9.   LIENS

     Lessee will not directly or indirectly create or permit to be created or to remain, and will promptly discharge, at its expense, any mortgage, lien, encumbrance or charge on, pledge of, or conditional sale or other title retention agreement with

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respect to the Project or any part thereof or Lessee's interest therein or the
Basic Rent or additional rent payable under this Lease (other than the Mortgage, Permitted Encumbrances as defined in Schedule A-2 attached hereto, and any mortgage, lien, encumbrance or other charge on, pledge of, or conditional sale or any other title retention agreement created by or resulting from any act of or failure to act by Lessor). The existence of any mechanic's, laborer's, materialman's, supplier's or vendor's lien, or any right in respect thereof, shall not constitute a violation of this Paragraph 9, if payment is not yet due upon the contract or for the goods or services in respect of which any such lien has arisen. Nothing contained in this Lease shall be construed as constituting the consent or request of Lessor, expressed or implied, to or for the performance of any labor or services or the furnishing of any goods or materials by any contractor, sub-contractor, laborer, materialman or vendor.

10.  INDEMNIFICATION

     Lessee shall defend all actions against Lessor with respect to, and shall pay, protect, indemnify and save harmless Lessor from and against, any and all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgements of any nature arising from (i) injury to or death of any person, or damage to or loss of property, on the Project or on adjoining sidewalks, streets or ways, or connected with the use, condition or occupancy of any thereof, (ii) Lessee's violation of this Lease, (iii) any act or omission of Lessee or its agents, contractors, licensees, sublessees or invitees, and (iv) any contest referred to in Paragraph 16.


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11.  MAINTENANCE AND REPAIR

     Lessee will maintain the Project at its expense in good repair and condition, except for ordinary wear and tear, and will make with reasonable promptness all structural and non-structural, foreseen and unforeseen and ordinary and extraordinary changes and repairs which may be required to keep the Project in good repair and condition. Lessor shall not be required to maintain, repair or rebuild the Improvements or to maintain the Project, and Lessee waives the right to make repairs at the expense of Lessor pursuant to any law at any time in effect.

12.  ALTERATIONS, ADDITIONS, REPLACEMENTS AND SUBSTITUTIONS

     (a) Lessee may, without expense to Lessor, make additions to and alterations of the Improvements at any time located or constructed on the Project, and Lessee may make substitutions and replacements for the same, provided that

          (i) the market value of the Project shall not be diminished by reason of any such addition, alteration, substitution or replacement,

         (ii) the foregoing actions shall be performed in a good and workmanlike manner, and

        (iii) such additions, substitutions and replacements shall be expeditiously completed and shall comply with all laws, ordinances, orders, rules, regulations and requirements applicable thereto.

Lessee shall promptly pay all costs and expenses of each such addition, alteration, substitution or replacement, and subject to


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Paragraph 9, shall discharge all liens filed against the Project arising out of the same. Lessee shall procure and pay for all permits and licenses required in connection with any such addition, alteration, substitution or replacement.

     (b)  Lessee may, at its expense,

          (i) construct upon the Leased Premises additional buildings, structures or other improvements and

          (ii) install, assemble or place upon the Leased Premises any items of machinery or equipment used by or useful to Lessee,

in each case upon compliance with all the terms and conditions set forth in Paragraph 12(a).

13.  CONDEMNATION

     (a) If a portion of the Project shall be taken in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, Lessee, at its expense, shall repair (in conformity with the requirements of Paragraph 12(a)) any damage to the Project caused by such taking promptly after such taking so that, after the completion of such repair, the Project shall be, as nearly as practicable, in the same condition as immediately prior to such taking; provided, however, that Lessee's obligation to repair shall not be deemed to be greater than the obligation of the lessee under paragraph 13(b) of the LOL Sublease.

     (b) Except as otherwise specifically provided herein, if a portion of the Leased Premises shall be taken as aforesaid, this Lease shall continue but the Basic Rent thereafter payable by Lessee shall be reduced from the date of each such partial taking by an amount equal to the product of the Basic Rent payable at the


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time of such taking multiplied by a fraction, the numerator of which is the area of the Leased Premises taken and the denominator of which is the area of the Leased Premises immediately prior to such taking.

     (c) If the entire Leased Premises shall be taken in or by condemnation or other eminent domain proceedings under any law, general or special (other than a taking for temporary use), Lessee shall not be required to repair the Project pursuant to Paragraph 12(a), and this Lease shall terminate on the date of the taking, except with respect to obligations and liabilities of Lessee under this Lease, actual or contingent, which have arisen on or prior to such date of termination, upon payment by Lessee of

          (i) all Basic Rent due with respect to the period during which this Lease is in effect, and

          (ii) all other sums due and payable by it under this Lease to and including such date.

     (d) If there shall be a taking (other than a taking for temporary use) under such proceedings of any portion of the Project, and if (i) the LOL Sublease is terminated pursuant to Paragraph 13(c) thereof, or (ii) (A) the portion of the Project taken is so substantial in the good faith judgment of Lessee, as to render the remaining portion thereof uneconomic for restoration or repair for Lessee's continued use or occupancy and (B) if the Mortgage is in effect or the period of redemption from foreclosure thereof is running, Lessee gets written consent to termination of this Lease from the Mortgagee or the purchaser at foreclosure, as the case may be, then Lessee, at its election, may give written notice to Lessor terminating this Lease on any date for the payment of Basic Rent after the date of such taking (but not less than ninety (90) days after such taking) provided that any sublease of all of the Project (or if there is no sublease of all


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of the Project, all subleases) shall have terminated on or by such date, and this Lease shall terminate as of the date specified in such notice.

     (e) All net awards and payments received on account of any taking of the Project in condemnation or other eminent domain proceedings (after reimbursement of all attorney fees and other costs incurred in connection with such proceedings) shall be paid as follows:

          (i) in accordance with the terms of the Mortgage without amendment from the form and terms of the Mortgage as it exists on the date hereof.

          (ii) to the extent permitted by the Mortgage, to the LOL Sublessee under the LOL Sublease in reimbursement of its costs of repair or restoration, if any;

          (iii) if on account of the Improvements, and to the extent required by the Mortgage, to the Mortgagee;

          (iv) and the balance (if any), if on account of the Leased Premises, to Lessor, and, if on account of the Improvements, to Lessee; or

          (v) if the award has not been so allocated by the condemning authority or the court before which such action is pending, any portion of the award not applied under subparagraphs (ii) and (iii) of this Paragraph 13(e) shall be shared by Lessor and Lessee in proportion to the fair market value of the Leased Premises and the Improvements, respectively, determined as of the date prior to such taking as if this Lease had not been and would not be terminated by reason of such taking. If Lessor and Lessee are unable to agree upon such respective values, such


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     values shall be determined by appraisal within a reasonable time in accordance with Paragraph 25, and the fees for such appraisal shall be deducted from the awards and payment made with respect to the Project prior to the disbursement of such awards and payments in accordance with this clause; provided, however, that all payments to be made under this Paragraph 13(e) shall be subject to the provisions of the LOL Sublease and the Mortgage, as long as the same are in effect. All amounts payable pursuant to any agreement with any condemning authority which has been made in settlement of or under threat of such taking shall be deemed to constitute an award made in such proceeding.

     (f) In the event of a taking in or by such proceedings of all or any portion of the Leased Premises for temporary use, this Lease shall continue in full effect without reduction or abatement of Basic Rent and additional rent, and Lessee, subject to the provisions of the LOL Sublease and the Mortgage, as long as the same are in effect, shall be entitled, after paying the reasonable expenses of Lessor, Lessee and the Mortgagee incurred in collecting the same, to make claim for, recover and retain any awards or proceeds made on account thereof, whether in the form of rents or otherwise, unless such period of temporary use or occupancy shall extend beyond the term of this Lease, in which case such awards or proceeds, after deducting the cost of repairs made to the Improvements by Lessee by reason thereof, shall be apportioned between Lessor and Lessee as of such date of expiration of the term of this Lease.

14.  CASUALTY

     (a) In the event of a partial casualty loss of or damage to the Project, Lessee, at its expense, promptly shall repair (in conformity with the requirements of Paragraph 12(a)) any damage to


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the Project caused by such casualty so that, after the completion of such repair, the Project shall be, as nearly as practicable, in the same condition as immediately prior to such taking; provided, however, that Lessee's obligation to repair shall not be deemed to be greater than the obligation of the lessee under paragraph 13(d) of the LOL Sublease.

     (b) If a casualty of the nature referred to in Paragraph 14(a) shall damage or destroy all or a substantial portion of the Project and the LOL Sublease is terminated pursuant to Paragraph 13(e) thereof, then Lessee, at its election, may give notice to Lessor of the termination of this Lease on any date for the payment of Basic Rent after the date of such casualty (but not less than ninety (90) days after such casualty) provided that any sublease of all of the Project (or if there is no sublease of all of the Project, all subleases) shall have terminated on or by such date, and this Lease shall terminate as of the date specified in such notice. If Lessor so requires, the termination of this Lease shall not be effective unless and until Lessee has removed all of the Improvements and restored the Leased Premises to rough grade.

     (c) All net compensation and proceeds received on account of any casualty with respect to the Project (after reimbursement of all attorney fees and other costs incurred in connection with and such award or payment) shall be paid as follows:

         (i) in accordance with the terms of the Mortgage without amendment from the form and terms of the Mortgage as it exists on the date hereof;

        (ii) to the extent permitted by the Mortgage, to the LOL Sublessee under the LOL Sublease in reimbursement of its costs of repair or restoration, if any;


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       (iii) if on account of the Improvements, and to the extent required by the Mortgage, to the Mortgagee;

        (iv) and the balance (if any), if on account of the Leased Premises, to Lessor, and, if on account of the Improvements, to Lessee; or

         (v) if the compensation has not been allocated as provided in clause
     (iv) by the insurance carrier, any portion of the compensation not applied under subparagraphs (ii) and (iii) of this Paragraph 4(c) shall be paid to Lessee.

15.  ASSIGNMENT, SUBLETTING AND MORTGAGING

      Lessee may assign, transfer, sell, mortgage or pledge the whole or any part of its interest in this Lease, its interest in the leasehold estate hereby created and the term hereby demised and let, as security or otherwise, and may sublet the whole or any part of the Leased Premises. Lessee may also assign, mortgage or pledge its interest in and to any Sublease, including without limitation, the LOL Sublease, and the rentals payable thereunder. Any such assignment, mortgage or pledge of this Lease or of the LOL Sublease shall be subject in all respects to the Mortgage and the rights of the Mortgagee in this Lease and the LOL Sublease. Lessee shall, at or prior to the time of any such assignment, transfer, sale, mortgage, or pledge, give Lessor notice thereof. Lessor agrees to execute and deliver, at the request of Lessee, an agreement modifying this Lease and containing such modifications hereof as may be required by the Mortgagee, provided that such modifications do not



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       (i) adversely affect the value of Lessor's interest in the Project or increase Lessor's liability and/or obligations hereunder,

      (ii) reduce or diminish Lessee's obligations hereunder, or

     (iii) release Lessee from any of its obligations hereunder.


16.  PERMITTED CONTESTS

     Lessee shall not be required to

     (a) pay any tax, assessment, levy, fee, water or sewer rent or charge referred to in Paragraph 8(a),

     (b) comply with any statute, law, rule, order, regulation, ordinance or other Legal Requirement or Insurance Requirement referred to in Paragraphs 8(b) or 8(c), or

     (c) discharge or remove any lien, encumbrance or charge referred to in Paragraph 9 or 12(a),

so long as Lessee shall contest, in good faith and without expense to Lessor, the existence, amount or validity thereof by appropriate proceedings which shall operate during the pendency thereof to prevent

          (i) the collection of, or other realization upon the tax, assessment, levy, fee, water or sewer rent or charge or lien, encumbrance or charge so contested,



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          (ii) the sale, forfeiture or loss of the Project or any part thereof or the Basic Rent or any additional rent or any portion thereof to satisfy the same or to pay any damages caused by any encroachment, hindrance, obstruction, violation or impairment,

          (iii) any interference with the use or occupancy of the Project or any part thereof,

          (iv) any interference with the payment of the Basic Rent or any additional rent or any portion thereof, and

          (v) in the case of any statute, law, rule, order, regulation, ordinance, or other legal requirement, imposition of any criminal liability upon the Lessor.

While any such proceedings are pending, Lessor shall not have the right to pay, remove or cause to be discharged the tax, assessment, levy, fee, water or sewer rent or charge or lien, encumbrance or charge thereby contested. Lessee further agrees that each such contest shall be promptly prosecuted to a final conclusion. Lessee shall give such reasonable security as may be demanded by Lessor or the Mortgagee to insure payment of any such contested imposition or lien. Lessee will pay or cause to be paid and save Lessor harmless from and against any and all losses, judgments, decrees and costs (including all reasonable attorneys' fees and expenses) in connection with any such contest and will, promptly after the final settlement or determination of such contest, fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein or in connection therewith, together with all penalties,fines, interests, costs and expenses thereof or in

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connection therewith and perform all acts, the performance of which shall be ordered or decreed as a result thereof.

17.  DEFAULT PROVISIONS

     (a) Any of the following occurrences or acts shall constitute an "Event of Default" under this Lease: if Lessee, at any time during the continuance of this Lease (and with regard to subparagraphs (i) and (ii), regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceedings, at law, in equity or before any administrative tribunal, which have or might have the effect of preventing Lessee from complying with the terms of this Lease), shall

          (i) fail to make any payment of Basic Rent, additional rent or other sum herein required to be paid by Lessee for ten (10) days after written notice thereof, or

          (ii) fail to observe or perform any other provision hereof for thirty
               (30) days after Lessor shall have delivered to Lessee notice of such failure (provided that in the case of any default referred to in this clause (ii) which cannot be cured by the payment of money and cannot with diligence be cured within such thirty (30) day period, if Lessee shall commence promptly to cure the default with diligence, then upon receipt by Lessor of a certificate duly authorized on behalf of Lessee stating the reason that such default cannot be cured within thirty (30) days and stating that Lessee is proceeding with diligence to cure such default, the time within which such failure may be cured shall

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                  be extended for such period as may be necessary to complete the curing of the same with diligence), or

           (iii) file a petition for relief under the Bankruptcy Code or for reorganization thereunder or pursuant to any federal or state bankruptcy law or any similar federal or state law, or if Lessee shall be granted an order for relief under the Bankruptcy Code or become insolvent or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or if a petition or answer proposing relief under the Bankruptcy Code be filed against the Lessee or proposing its reorganization thereunder or pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and Lessee shall consent to or acquiesce in the filing thereof or such petition or answer shall not be discharged or denied within 90 days after the filing thereof or if a receiver, trustee or liquidator of Lessee or of all or substantially all of the assets of Lessee or of Lessee's Estate shall be appointed in any proceeding brought by Lessee, or if any such receiver, trustee or liquidator shall be appointed in any proceeding brought against Lessee and shall not be discharged within 90 days after such appointment, or if Lessee shall consent to or acquiesce in such appointment.

Notwithstanding the foregoing, (i) the happening of an act or occurrence described in this Paragraph 17(a) shall not constitute an Event of Default under this Lease if the happening of such act or occurrence also constitutes an event of default on the part of



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the LOL Sublessee under the LOL Sublease, and (ii) the events of default referred to in paragraph 17(a)(iii) shall apply only with respect to the Owner from time to time of the Lessee's Estate and shall not in any event constitute an event of default hereunder while the Mortgage remains in effect or any rights of redemption from foreclosure thereof remain.

     (b) If an Event of Default shall have happened and be continuing, Lessor shall have the right at its election then or at any time thereafter while such Event of Default shall continue, to give Lessee written notice of Lessor's intention to terminate the term of this Lease on a date specified in such notice. Upon the giving of such notice, the term of this Lease and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the term of this Lease, and all rights of Lessee hereunder shall expire and terminate, but Lessee shall remain liable as hereinafter provided. Unless such notice shall have been given, this Lease shall not terminate, notwithstanding any default under this Lease and the abandonment of the Project by Lessee. If an Event of Default shall have happened and be continuing and Lessee shall have abandoned the Project, Lessor may, at its option, enforce all of its rights and remedies under this Lease, including the right to receive Basic Rent, additional rent and all other sums payable hereunder as they become due. In addition, Lessor shall be entitled to recover from Lessee all costs of maintenance and preservation of the Leased Premises, and all costs (including attorney's and receiver's fees), incurred in connection with the appointment of and performance by a receiver to protect the Leased Premises and Lessor's interest under this Lease.

     (c) If an Event of Default shall have happened and be continuing, Lessor shall have the immediate right, whether or not the term of this Lease shall have been terminated pursuant to Paragraph 17(b), to re-enter and repossess the Project or any part thereof by force, summary proceedings, ejectment or otherwise and the right to remove all persons and property therefrom. Lessor shall be under no liability by reason of any entry, repossession or removal. No such re-entry or taking of possession of the Project by Lessor shall be construed as an election on Lessor's part to terminate the term of this Lease unless a written notice of such intention be given to Lessee pursuant to Paragraph 17(b), or unless the termination of this Lease be decreed by a court of competent jurisdiction.

     (d) At any time or from time to time after the repossession of the Project or any part thereof pursuant to Paragraph 17(c), whether or not the term of this Lease shall have been terminated pursuant to Paragraph 17(b), Lessor may (but shall be under no obligation to) relet the Project or any part thereof for the account of Lessee, in the name of Lessee or Lessor or otherwise without notice to Lessee, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) and for such uses as Lessor, in its absolute discretion, may determine, and Lessor may collect and receive any rents payable by reason of such reletting. Lessor shall not be responsible or liable for any failure to relet the Project or any part thereof or for any failure to collect any rent due upon such reletting.

     (e) No expiration or termination of the term of this Lease pursuant to Paragraph 17(b), by operation of law or otherwise, and no repossession of the Project or any part thereof pursuant to Paragraph 17(c) or otherwise, and no reletting of the Project or any part thereof pursuant to Paragraph 17(d), shall relieve Lessee of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, repossession or reletting.

     (f) In the event of any expiration or termination of this Lease or repossession of the Project or any part thereof by reason of the occurrence of an Event of Default, Lessee will pay to Lessor the Basic Rent, additional rent and other sums required to be paid by Lessee to and including the date of such expiration, termination or repossession; and, thereafter, Lessee shall, until the end of what would have been the term of this Lease in the absence of such expiration, termination or repossession, and whether or not the Project or any part thereof shall have been relet, be liable to Lessor for, and shall pay to Lessor, as liquidated and agreed current damages

          (i) the Basic Rent, additional rent and other sums which would be payable under this Lease by Lessee in the absence of such expiration, termination or repossession, less

         (ii) the net proceeds, if any, of any reletting effected for the account of Lessee pursuant to Paragraph 17(d), after deducting from such proceeds all of Lessor's expenses in connection with such reletting (including without limitation, all repossession costs, brokerage commissions, attorney's fees, alteration costs and expenses of preparation for such reletting).

     Lessee will pay such current damages on the days on which the Basic Rent would have been payable under this Lease in the absence of such expiration, termination recovery or repossession, and Lessor shall be entitled to recover the same from Lessee on each such day.

     (g) At any time after the termination of this Lease, pursuant to Paragraph 17(b), whether or not Lessor shall have collected any current damages pursuant to Paragraph 17(f), Lessor shall be entitled to recover from Lessee and Lessee will pay to or on demand as and for liquidated and agreed final damages for Lessee's default (it being agreed that it would be impractical or extremely difficult to fix actual damages), and in lieu of all current damages provided in Paragraph 17(f) beyond the date to which the same shall have been paid, an amount equal to the excess, if any, of (i) the sum of (1) any past due Basic Rent or additional rent together with a late charge thereon (to the extent permitted by law) computed from the due date thereof to the date of payment of such liquidated damages at the rate of twelve percent per annum (or, if lower, the maximum rate permitted by applicable law), (2) an amount equal to the sum of the future payments of Basic Rent otherwise payable in respect of the Leased Premises for the remainder of the Primary Term or any Extended Term then in effect (regardless of any termination), each such future payment discounted at the rate of four percent per annum (the "Discounted Future Basic Rent") from the date otherwise payable to the later of (x) the date to which Basic Rent shall have been paid or (y) the date to which Lessee shall have paid current damages pursuant to Paragraph 17(f), together with a late charge thereon (to the extent permitted by law) computed from the later of such dates to the date of payment of such liquidated damages at the rate of twelve percent per annum (or, if lower, the maximum rate permitted by applicable law), and (3) the additional rent and other charges (as reasonably estimated by Lessor) which would be payable hereunder for what would have been the then unexpired current term had this Lease not been terminated, such additional rent and such other charges to be discounted to the date of payment at the rate of four percent per annum, calculated on a monthly basis; over (ii) the then Fair Market Rental value of the Leased Premises for the period from the date of payment of such liquidated damages to the date which would have been the expiration date of the then current term had this Lease not been terminated (after deducting all reasonable estimated expenses to be incurred in connection with reletting the Leased Premises, including, without limitation, repossession costs, brokerage commissions, attorneys' fees and expenses and repair and alteration costs and expenses), discounted to the date of payment at the rate of four percent per annum calculated on a monthly basis.
     For purposes of this Lease, the term "Fair Market Rental" shall be and hereby is understood to mean the amount for which the Leased Premises could be leased for the balance of the term hereof upon the same terms and conditions (other than Basic Rent) as contained in this Lease, assuming both the lessor and lessee to be prudent persons willing to enter into such a lease but under no compulsion to do so. In the event the parties are unable to agree upon such Fair Market Rental, the question shall be submitted to appraisal in the same manner set forth in Paragraph 25 hereof.
     If any statute or rule of law shall validly limit the amount of such liquidated final damages to less than the amount above agreed upon, Lessor shall be entitled to the maximum amount allowable under such statute or rule of law.

     (h) If Lessor shall elect the remedy provided for in Paragraph 17(g), Lessee shall have the option to immediately prepay all Basic Rent and additional rent for the balance of the then current term, each such payment of Basic Rent and additional rent to be discounted at the rate of four percent per annum from the date otherwise payable to the date on which such prepayment is made, as though the same were expressly made payable in advance prior to the occurrence of such Event of Default. If Lessee shall exercise such right and shall prepay in full all such Basic Rent and additional rent, Lessee shall thereafter have the right to possession of the Leased Premises during the period in respect of which Basic Rent and additional rent shall have been so prepaid, unless and until a further Event of Default shall occur, at which time Lessee's right of possession shall immediately terminate.

     (i) If this Lease is terminated pursuant to this Paragraph 17, Lessee waives, to the extent permitted by applicable law, (i) any right which may require Lessor to sell, lease or otherwise use the Leased Premises or any part thereof in mitigation of Lessor's damages as set forth in this Paragraph 17,
(ii) any right of redemption, re-entry or re-possession (except as provided in Paragraph 17(h)), (iii) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Paragraph 17, (iv) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt, and (v) any other rights which might otherwise limit or modify any of Lessor's rights or remedies under this Paragraph 17.

     (j) The words "enter", "re-enter", or "re-entry", as used in this Paragraph 17, are not restricted to their technical meaning.

18. ADDITIONAL RIGHTS OF LESSOR

     (a) No right or remedy herein conferred upon or reserved to Lessor is intended to be exclusive of any other right or remedy, and each and every remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity or by statute, provided that Lessor shall not be reimbursed for any loss or damage more than once.

     (b) Failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by Lessor of any Basic Rent, additional rent or other sum payable hereunder with knowledge of the breach of any provision hereof shall not constitute waiver of such breach, and no waiver by Lessor of any provision hereof shall be deemed to have been made unless in writing. Lessor shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any provision hereof, or to a decree compelling performance of any provision hereof, or to any other remedy allowed to Lessor by law.

     (c) Lessee hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which it or any of them may have to redeem the Leased Premises or to have a continuance of this Lease after termination of Lessee's right of occupancy by order or judgment of any court or by legal process or writ, or under the terms of this Lease, or after the termination of the term of this Lease as herein provided, and (ii) the benefits of any law which exempts property from liability for debt or for distress for rent.

     (d) If Lessee shall be in default in the performance of any of its obligations hereunder, Lessee shall pay to Lessor, on demand, all expenses incurred by Lessor as a result thereof, including reasonable attorneys fees and expenses. If Lessor shall be made a party to any litigation commenced against Lessee, and Lessee, at its expense, shall fail to provide Lessor with counsel approved by Lessor, Lessee shall pay all costs and reasonable attorneys fees and expenses incurred by Lessor in connection with such litigation.

19.  NOTICES

     All notices, demands, requests, consents, approvals and other instruments required or permitted to be given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been properly given if

     (a) with respect to Lessor, sent by Registered Mail, postage prepaid, addressed to Lessor at its address first above set forth, and

     (b) with respect to Lessee, sent by Registered Mail, postage prepaid, addressed to Lessee at its address first above set forth.

     Lessor and Lessee shall each have the right from time to time to specify as its address for purposes of this Lease any other address in the United States of America upon giving fifteen (15) days notice thereof, as herein provided, to the other party. A counterpart or conformed copy of each notice required or permitted to be given hereunder shall also be given to the Mortgagee, if the Mortgage is then in effect, and to the LOL Sublessee, if the LOL Sublease is then in effect, sent by Registered Mail, postage prepaid, in each case at the last address of the Mortgagee or the LOL Sublessee, as the case may be, known to the party giving such notice.

20.  ESTOPPEL CERTIFICATES

     (a) Lessee will execute, acknowledge and deliver to Lessor, promptly upon request but not more often than once each six (6) months, a certificate certifying

          (i) that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect, as modified, and stating the modifications),

          (ii) the dates, if any, to which the Basic Rent, additional rent and other sums payable hereunder have been paid and the amount of the Basic Rent currently payable, and

          (iii) that no notice has been received by Lessee of any default which has not been cured, or, if any default for which notice has been received has not been cured, specifying the nature and period of existence thereof and what action Lessee is taking or proposes to take with respect thereto.

Any such certificate may be relied upon by any prospective purchaser of the Leased Premises or any part thereof.

     (b) Lessor will execute, acknowledge and deliver to Lessee, promptly upon request, a certificate certifying

          (i) that this Lease is unmodified and in full effect (or, if there have been modifications, that this Lease is in full effect, as modified, and stating the modifications),

          (ii) the dates, if any, to which the Basic Rent, additional rent and other sums payable hereunder have been paid and the amount of the Basic Rent currently payable, and

          (iii) that no notice has been given by Lessor or any default which has not been cured, or if any default for which notice has been given has not been cured, specifying the nature and period of existence thereof and what action Lessor is taking or proposes to take with respect thereto.

Any such certificate may be relied upon by any prospective assignee of Lessee's interest in this Lease or the Mortgagee or any assignee of the Mortgagee.

21.  NO MERGER.

     There shall be no merger of this Lease or the LOL Sublease or of the leasehold estate created hereby or thereby with the fee estate in the Leased Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, whether through termination of this Lease or otherwise, this Lease or the LOL Sublease or the leasehold estate created hereby or by the LOL Sublease or any interest in this Lease or the LOL Sublease or in such leasehold estate(s) and the fee estate in the Leased Premises or any interest in such fee estate. If while the Mortgage is in effect or any period of redemption from foreclosure thereof is unexpired, this Lease is terminated, whether voluntarily, involuntarily or by operation of law, termination of this Lease shall not terminate the LOL Sublease but shall rather transfer to Lessor (unless the Mortgagee elects to make a lease pursuant to subparagraph 24(d) of this Lease) the Improvements, Lessee's Estate and the Lessor's interest in the LOL Sublease, subject to (i) the non-merger provisions of this Lease and the LOL Sublease and (ii) the lien of the Mortgage or the rights of the Purchaser at foreclosure. If the Lessee's Estate is transferred to Lessor in accordance with the terms of this paragraph 21, then, notwithstanding any provision or this Lease to the contrary, all obligations under this Lease with respect to such estate shall be deemed to have been performed in full, and such Estate shall not be subject to forfeiture or termination nor shall Lessee be subject to dispossession for any reason whatever.

22.  SURRENDER

     Upon the expiration or earlier termination of this Lease, Lessee shall peaceably leave and surrender the Leased Premises to Lessor in the same condition in which the Leased Premises were originally received from Lessor at the commencement of the term of this Lease, except as improved, repaired, rebuilt, restored, altered or added to as provided in, permitted by or required by any provisions of this Lease and except for ordinary wear and tear and except as provided in Paragraphs 13 and 14. Lessee shall have the right to remove from the Leased Premises on or prior to such expiration or earlier termination all property situated thereon which is not owned by Lessor, including the Improvements, or, at its election, to allow such property to remain on the Leased Premises, but Lessee shall be required to repair, at its expense, any damage to the Leased Premises resulting from any such removal. Such property not so removed shall become the property of Lessor, and Lessor may thereafter, at its expense, cause such property to be removed from the Leased Premises and disposed of.

23.  SEPARABILITY

     Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement, and the breach of any such covenant or agreement by Lessor shall not discharge or relieve Lessee from its obligations to perform the same. If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid and unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and shall be enforced to the extent permitted by law.

24. RIGHTS OF MORTGAGEE

     (a) If Lessee shall be in default in the observance or performance of any covenant in this Lease beyond any applicable period of grace referred to herein, Lessor shall send written notice of such default to the Mortgagee at its address set forth in the Mortgage or as the Mortgagee may designate by notice to Lessor. The Mortgagee shall have 30 days after delivery of such written notice from Lessor within which to cure or remove such default, except that if such default cannot with diligence be cured within such 30 day period, the Mortgagee shall have a reasonable time thereafter to affect cure, provided that the Mortgagee proceeds promptly to cure the same and thereafter prosecutes the curing of such default with diligence. Notwithstanding any other provision of this Lease, Lessor shall not have any right pursuant to this Lease or otherwise to terminate this Lease due to such default unless Lessor shall have first given written notice thereof to the Mortgagee and unless the Mortgagee shall have failed to cure or remove, or cause to be cured or removed, such default within the time required by this subparagraph (a).

     (b) Lessor will accept performance by the Mortgagee or a sublessee or either of them of any covenant, agreement or obligation of Lessee contained in this Lease with the same effect as though performed by Lessee.

     (c) Lessor shall have no rights in and to the rentals payable to Lessee under any Sublease of all or any part of the Project, which rentals may be assigned by Lessee to the Mortgagee.

     (d) If this Lease shall be terminated for any reason (other than pursuant to Paragraphs 13 and 14), or in the event of the rejection or disaffirmance of this Lease pursuant to bankruptcy law or other law affecting creditor's rights, Lessor will enter into a new lease of the Leased Premises with the Mortgagee, or any party designated by the Mortgagee, not less than ten (10) nor more than thirty (30) days after the request of the Mortgagee referred to below, for the remainder of the term of this Lease, effective as of the date of such termination, rejection or disaffirmance, upon all the terms and provisions contained in this Lease, provided, that the Mortgagee makes a written request to Lessor for such new lease within ninety (90) days after the effective date of such termination, rejection or disaffirmance, as the case may be, and such written request is accompanied by a copy of the new lease, prepared at Mortgagee's expense, duly executed and acknowledged by the Mortgagee, or the party designated by the Mortgagee to be the lessee thereunder, and the Mortgagee cures all defaults under this Lease which can be cured by the payment of money and pays to Lessor all Basic Rent and additional rent which would at the time of such execution and delivery be due and payable by Lessee under this Lease but for such rejection, disaffirmance or termination, less net amounts received by Lessor under Paragraph 17(d), if any. If the Mortgagee, or the party so designated by the Mortgagee, shall have entered into a new lease with Lessor pursuant to this subparagraph (d), then any default under this Lease which, because the default is personal to Lessee, hereunder (such as bankruptcy), cannot reasonably be cured by such new lessee, shall be deemed cured. Any new lease made pursuant to this subparagraph (d) shall have the same priority of lien as this Lease and shall be accompanied by a conveyance of Lessor's title, if any, to the Improvements (free of any mortgage or other lien, charge or encumbrance created or suffered to be created by Lessor) for a term of years equal in duration to the term of the new lease. The provisions of this subparagraph (d) shall survive the termination, rejection or disaffirmance of this Lease and shall continue in full effect thereafter to the same extent as if this subparagraph (d) were a separate and independent contract made by Lessor, Lessee and the Mortgagee and, from the effective date of such termination, rejection or disaffirmance of this Lease to the date of execution and delivery of such new lease, the Mortgagee may use and enjoy the leasehold estate created by this Lease without hindrance by Lessor.

    (e) The rights and remedies afforded the Mortgagee under this Paragraph 24 are cumulative and not exclusive. Specifically, but without limitation, (i) the Lessee's Estate, LOL Sublease and the Mortgagee's lien upon the Lessee's Estate, the LOL Sublease and the Improvements shall remain in full force and effect pursuant to the non-merger provisions of this Lease and the LOL Sublease in the event of any termination, by operation of law or otherwise, of this Lease, unless the Mortgagee elects to make a new lease pursuant to subparagraph 24(d) of this Lease, and (ii) Lessor's absolute and unconditional obligation as lessee under the LOL Sublease to pay Basic Rent and other payments under the LOL Sublease shall survive any termination or rejection of this Lease or the LOL Sublease or both, whether or not the Mortgagee elects to take a new lease pursuant to subparagraph 24(d) of this Lease.

     (f) Lessor will not accept a voluntary surrender of this Lease. This Lease shall not be modified or surrendered without the prior written consent of the Mortgagee and any modification or surrender without such consent shall be void and of no effect.

     (g) The provisions of this Paragraph 24 are for the benefit of the Mortgagee and may be relied upon and shall be enforceable by the Mortgagee. Neither the Mortgagee nor any other holder or owner of the indebtedness secured by the Mortgage shall be liable upon the covenants, agreements or obligations of Lessee contained in this Lease, unless and until the Mortgagee or such holder or owner becomes the lessee hereunder.

25.  APPRAISERS

     Whenever in this Lease it is provided that any question shall be determined by appraisers, such questions shall be submitted to a board of appraisers, three (3) in number, appointed as follows: either party shall have the privilege of appointing an appraiser and giving written notice thereof to the other party. Within thirty (30) days after receipt of such notice, the recipient thereof shall appoint a second appraiser and give written notice of such appointment to the other party. Within thirty (30) days after the appointment of the second appraiser, the two (2) appraisers thus selected shall appoint a third appraiser. Within thirty (30) days after the appointment of the third appraiser, the appraisers shall execute and deliver to Lessor and Lessee a report of their decision relating to the question submitted for appraisal. The report of the appraisers shall be conclusive upon the parties thereto, and in the event the appraisers cannot agree, the amount determined by the third appraiser shall be conclusive upon the parties.

     In the event the second appraiser is not appointed within the time herein allowed and notice thereof is given, the report of the first appraiser shall be conclusive upon the parties hereto. In the event the third appraiser is not appointed within the time allowed, either party hereto may apply to the Chief Judge of the Ramsey County District Court, State of Minnesota, and such Judge shall appoint the third appraiser. Any appraiser appointed under this paragraph shall be a member of the American Institute of Real Estate Appraisers or of a similar professional society, and shall have had five (5) years of full time commercial appraisal experience in the general area in which the Leased Premises are located. Every appraiser appointed hereunder shall be disinterested in the Leased Premises and shall have no connection or relationship with either Lessor or Lessee apart from their employment for such appraisal purposes. The total fees of all appraisers appointed hereunder shall be paid one-half by Lessor and one-half by Lessee, unless made for purposes of allocating funds between the parties, in which latter case the total fees shall be allocated in proportion to the amount of funds allocated to each party after deducting therefrom that portion of the funds paid to reduce or retire the Mortgage.

26.  THE SUBLEASE

          So long as the LOL Sublease shall be in effect:

          (i) Lessor and Lessee shall not agree between themselves to any termination (except as expressly provided in Paragraph 13 or 14 hereof), surrender or modification of this Lease without the prior written consent of the LOL Sublessee;

          (ii) Lessor will give to the LOL Sublessee a copy of any notice or other communication given by Lessor to Lessee at the same time such notice or communication is given to Lessee, and Lessor will not exercise any right, power or remedy with respect to any default hereunder and no notice to Lessee of any default and no termination of this Lease by Lessor in connection therewith shall be effective, unless Lessor shall have given to the LOL Sublessee written notice or a copy of its notice to Lessee of such default or any such termination, as the case may be;

          (iii) Lessor will not exercise any right power or remedy with respect to any Event of Default hereunder until the expiration of any grace period provided with respect thereto, plus

          (A) in the case of a default constituting an Event of Default under item (i) of Paragraph 17(a), fifteen (15) days after the date Lessor has given to the LOL Sublessee written notice of the expiration of the applicable grace period with respect to such default.

          (B) in the case of a default constituting an Event of Default under item (ii) of Paragraph 17(a), thirty (30) days after the date Lessor has given to the LOL Sublessee written notice of the expiration of the applicable grace period with respect to such default.

          (iv) Lessor will not exercise any right, power or remedy with respect to any default referred to in clause (B) of item (iii), if

          (X) the LOL Sublease, within the thirty (30) day period referred to in clause (B), shall give to Lessor written notice that it intends to undertake the correction of such default or to cause the same to be corrected, and

          (Y) the LOL Sublessee shall thereafter prosecute diligently the correction of such default;

          (v) the performance by the LOL Sublessee of any of the terms and provisions of this Lease on Lessee's part to be performed shall be deemed to be performance thereof by Lessee.

27.  ATTORNMENT OF SUBLESSEE; NO PERSONAL LIABILITY OF LESSEE

     (a) Lessee shall cause the LOL Sublease to contain language to the following effect:

     If:

          (i) the Ground Lease shall terminate for any reason other than as specifically provided for in Paragraphs 13 (condemnation) and 14 (casualty) thereof, or

          (ii) the Ground Lease shall have been rejected or disaffirmed by Lessee thereunder or any trustee or receiver thereof pursuant to bankruptcy or insolvency law or other law affecting creditor's rights and if the Mortgagee (or its designee) shall not have entered into a new lease or acquired the interest of the Lessee thereunder pursuant to Paragraph 24 thereof, and if in either event the lessor's interest in the LOL Sublease has not been transferred to Lessor in accordance with paragraph 21 of this Lease the LOL Sublessee or the Sublessee under any other Sublease which has been approved by Lessor shall attorn to Ground Lessor. Upon the Ground Lessor's acceptance thereof, Ground Lessor and such lessee shall continue any such Sublease in full force and effect as a direct lease from the Ground Lessor to such lessee on the same terms and conditions of the LOL Sublease or such other approved Sublease, including without limitation, the obligations to pay Basic Rent, additional rent and all other sums payable under the LOL Sublease or such other approved Sublease (as those terms are defined in such Sublease) for the period after the termination, rejection or disaffirmance of the Ground Lease, and all of the terms and conditions of such Sublease shall be binding upon the Ground Lessor and such lessee to the same extent as if Ground Lessor and such lessee had been the original lessor and lessee, respectively, under the LOL Sublease or such other approved Sublease.

     (b) Lessor agrees that if the LOL Sublessee or other Sublessee, as the case may be, shall attorn to Lessor in accordance with the LOL Sublease or such other approved Sublease, Lessor shall accept such attornment and thereafter continue any such Sublease in full force and effect as a direct lease from Lessor to such Sublessee on the same terms and conditions of the LOL Sublease or such other approved Sublease, including, without limitation, the obligation to pay Basic Rent, additional rent and any other sums payable under such Sublease (as those terms are defined in such Sublease) for the period after the termination, rejection or disaffirmance of this Lease and that all of the terms and conditions of the Sublease shall be binding upon Lessor and the Sublessee to the same extent as if Lessor and Sublessee had been original lessor and lessee, respectively, under the LOL Sublease or such other approved Sublease.

     (c) Lessee agrees that the provisions of Paragraphs 27(a) and 27(b) shall be for the benefit of the LOL Sublessee or other Sublessee under an approved Sublease, and that any such Sublessee may rely thereon in entering into either such Sublease.

28.  OPTIONS TO PURCHASE

     (a) Provided the LOL Sublessee shall not have purchased the "Lessor's Interest in the Premises" (as defined in Paragraph 15(c) of the LOL Sublease) pursuant to Paragraph 13 or 15 of the LOL Sublease, Lessee shall have the right to purchase the Leased Premises in the event that:

         (1) The LOL Sublease terminates pursuant to Paragraphs 13(c) or 13(e) thereof following rejection of the LOL Sublessee's irrevocable offer to purchase the "Lessor's Interest in the Premises"; or

         (2) Land O'Lakes, Inc. at any time during the term of this Lease (as the same may be extended as provided in Schedule B) ceases to be the lessee of the Improvements under the LOL Sublease or any lease entered into in accordance with Paragraph 4(b) of the LOL Sublease.

     (b) Lessee's purchase pursuant to the options hereby granted shall be subject to the following terms and conditions:

          (1) At least 120 days prior written notice shall have been given to Lessor; provided, however, that if the purchase option herein granted is being exercised pursuant to subparagraph (a) of this Paragraph 28, notice of such exercise shall be given at the same time as the rejection of the LOL Sublessee's irrevocable offer to purchase, and the closing of the purchase pursuant to such exercise shall occur on the earliest practicable date following completion of the appraisal hereinafter described.

          (2) The purchase price shall be the fair market value of the Leased Premises, such value to be determined by appraisal pursuant to Paragraph 25 hereof if the parties cannot agree upon such fair market value. For purposes of this Paragraph 28, the fair market value of the Leased Premises shall be determined as though (p) the Improvements did not exist, and (q) the Leased Premises were not encumbered by this Lease.

          (3) Lessor shall convey title subject only to (w) Permitted Encumbrances, (x) all charges, liens, security interests and encumbrances attaching to the title on or after the commencement of the term hereof which were not created by acts of Lessor or which were consented to by Lessee, and (y) all applicable laws, regulations, and ordinances.

          (4) Upon the date fixed for any purchase of the Leased Premises or any portion thereof under this Paragraph 28, Lessee shall pay to Lessor the purchase price therefor specified herein together with all Basic Rent, additional rent and other sums then due and payable hereunder to and including such date of purchase, and Lessor shall deliver to Lessee a conveyance of the Leased Premises and any other instruments necessary to convey the title thereto. Lessee shall pay all charges incident to such conveyance and assignment, including reasonable and necessary counsel fees, escrow fees, recording fees, title insurance premiums and all applicable taxes (other than any income or franchise taxes of Lessor) which may be imposed by reason of such conveyance and assignment and the delivery of said conveyance and other instruments. Upon the completion of any such purchase of the Leased Premises but not prior thereto, this Lease shall terminate, except with respect to obligations and liabilities of Lessee hereunder, actual or contingent, which have arisen on or prior to such date of purchase.

29.    TITLE TO IMPROVEMENTS

       All Improvements shall be the property of Lessee.

30.    BINDING EFFECT

       All of the covenants, conditions and obligations contained in this Lease shall be binding upon and inure to the benefit of the respective successors and assigns of Lessor and Lessee to the same extent as if each such successor and assign were in each case named as a party to this Lease; and the term "Lessor", as used in this Lease, shall include any successor owner or owners, at any time, of the Leased Premises or any part thereof. This Lease may not be changed, modified or discharged except by a writing signed by Lessor and Lessee (and consented to by the Mortgagee, if such consent is required pursuant to Paragraph 24(f) hereof).

31.  SHORT FORM LEASE

     Neither party shall offer this Lease for recordation in the public land records. Either party, at the written request of the other, shall execute a short form or memorandum of lease in recordable form which shall contain a description of the Leased Premises, the length of the term, notice that Lessee has an option to purchase, and incorporate by reference only, the provisions of this Lease.

32.  NOVATION IN EVENT OF SALE BY LESSOR

     In the event Lessor sells its interest in the Leased Premises, Lessor shall thereby be relieved of all of the covenants and obligations created by this Lease after the sale thereof, and such sale shall result in the assumption by the transferee or purchaser of all such obligations and covenants of Lessor hereunder, whether or not the terms of such sale expressly so provide.

33.  INSURANCE

     Lessee shall maintain such insurance coverages on the Improvements as are commonly obtained and carried by owners or managers of properties in the Minneapolis-St. Paul metropolitan area similar to the Improvements. Anything herein to the contrary notwithstanding, Lessee's obligations under this Paragraph 33 shall be deemed fulfilled if the Lessee under the LOL Sublease complies with all of the insurance obligations contained therein.

34.  GOVERNING LAW

     This Lease shall be governed by and interpreted under the laws of the State of Minnesota.

35.  HEADINGS

     The headings to the various paragraphs and schedules of this Lease have been inserted for reference only and shall not to any extent have the effect of modifying, amending or changing the expressed terms and provisions of this Lease.

36.  SCHEDULES

     The following are the Schedules which are referred to in this Lease and made a part hereof:
          A: Legal Description
          B: Term and Rent

LESSOR:                            LESSEE:
LAND O'LAKES, INC.                 ARDEN HILLS ASSOCIATES


By /s/ Ralph Hofstad               By /s/ Andrew M. Hunter
----------------------------       ----------------------------
     Its President                   General Partner


And /s/ Geo Radie
-----------------------------
     Its Treasurer

STATE OF MINNESOTA  )
                    )
COUNTY OF           )

     On this 7th day of June, 1980, before me, a Notary Public within and for said County, personally appeared Andrew M. Hunter, III, one of the General Partners of ARDEN HILLS ASSOCIATES, a Minnesota limited partnership, to me known to be the person described in and who executed the foregoing instrument and who acknowledged that he executed the same as his free act and deed and as the free act and deed of said limited partnership.


                                        /s/ Karen A. Prenevost
                                        --------------------------------------
                                            Notary Public

                                        -------------------- County, Minnesota

                                        My Commission Expires ----------------
                                        [NOTARY SEAL]





STATE OF MINNESOTA  )
                    )
COUNTY OF           )

     On this 17th day of June, 1980, before me, a Notary Public within and for said County, personally appeared Ralph Hofstad and George Radie to me personally known, who, being by me duly sworn, did say that they are the President and Treasurer of LAND O'LAKES, INC., the corporation named in the foregoing instrument and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and said Ralph Hofstad and George Radie acknowledged said instrument to be the free act and deed of said corporation.

                                        /s/  John T. Rebane
                                        --------------------------------------
                                        Notary Public

                                        -------------------- County, Minnesota

                                        My Commission Expires ----------------
                                        [NOTARY SEAL]



[LINDQUIST & VENNUM STAMP]

                                   Schedule A
                               Legal Description
                                 (Ground Lease)

     That part of Lot 2, Block 1, LAND O'LAKES ADDITION, according to the recorded plat thereof, described as follows:


          Commencing at the northwest corner of said Lot 2; thence on an assumed bearing of South 89 degrees, 56 minutes 00 seconds East, along the north line of said Lot 2, a distance of 541.75 feet to the point of beginning of the land to be described; thence on a bearing of SOUTH a distance of 530.22 feet; thence on a bearing of WEST a distance of 195.00 feet; thence on a bearing of SOUTH a distance of 248.00 feet; thence on a bearing of EAST a distance of 697.54 feet to a point hereinafter referred to as Point "A"; thence on a bearing of SOUTH, along a line hereinafter referred to as Line "B", a distance of 36.00 feet; thence North 45 degrees 00 minutes 00 seconds East a distance of 86.27 feet; thence on a bearing of EAST a distance of 109.00 feet; thence on a bearing of NORTH 109.00 feet; thence North 45 degrees 00 minutes 00 seconds East a distance of 450.28 feet, more or less, to the west line of Lot 3, Block 1, LAND O'LAKES ADDITION; thence on a bearing of NORTH along said line a distance of 324.66 feet, more or less, to the north line of said Lot 2; thence westerly along the north line of said Lot 2 a distance of 990.94 feet, more or less, to the point of beginning.


     Together with an easement for sanitary sewer purposes lying 15.0 feet on each side of a centerline described as beginning at said Point "A"; thence south along said Line "B" and its southerly extension a distance of 117.20 feet, more or less, to the north line of the sanitary sewer easement as dedicated in said plat of LAND O'LAKES ADDITION and said centerline there terminating. The side lines of said easement are prolonged or shortened to terminate on the south line of the above described property and the north line of said sanitary sewer easement as dedicated in the plat of LAND O'LAKES ADDITION.


     Lessor warrants that the leasehold interest granted and conveyed hereby is subject only to Lessor's fee, state mineral reservations and rights and to the following additional permitted encumbrances:

     1. The lien of real estate taxes payable in the year 1980 and thereafter.

     2.   Levied special assessments.

     3. Easement for electrical transmission line recorded in Book 1901 Ramsey County Records, page 520.

     4.   Easement for electrical transmission line recorded as Doc. No.
          470086.

     5.   Easement for electrical transmission line recorded as Doc. No.
          554970.

     6.   Easement for water main recorded as Doc. No. 653951.

     7.   Terms of agreement and consent recorded as Doc. No. 653952.

     8.   Platted sewer, water and drainage easements.

     9.   Easement for electric transmission recorded as Doc. No. 415512.

                                   Schedule B

                                 Term and Rent

                                 (Ground Lease)

TERM

     1.   The term of this Lease shall commence on the date hereof.

     2. The term of this Lease shall terminate on the day next preceding the fiftieth (50th) anniversary of the Primary Term Commencement Date (as defined in the LOL Sublease); provided, however, that if the LOL Sublessee elects to extend the term of the LOL Sublease as provided in Paragraph 4 thereof, the term of this Lease also shall be extended for this same number of years, without requirement of notice to or from Lessor or Lessee.

RENT

     1. The Basic Rent from the commencement of the term until the said Primary Term Commencement Date shall be at the rate of $1.00 per annum payable in arrears on the said Date.

     2. The Basic Rent from the Primary Term Commencement Date through the termination of this Lease shall be at the rate of $72,000 per annum, payable quarterly in advance on the first day of the quarter in installments of $18,000, provided that if the said Primary Term Commencement Date shall occur on a date other than the first day of a calendar quarter, any quarterly installment of Basic Rent payable with respect to any partial quarter shall be prorated to the end of such calendar quarter or to the date on which this Lease terminates, as the case may be. Basic Rent payable with respect to a partial quarter occurring at the beginning of the term of this Lease shall be paid by Lessee on the Primary Term Commencement Date.